Exhibit 99.2

Second Quarter 2023 Earnings Results

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2023 Earnings Release	Page 1 of 18

Consolidated Financial Highlights

	Three Months Ended					Six Months Ended
(Unaudited, 000s, except per share information)	6/30/2023	6/30/2022	% Change	3/31/2023	% Change	6/30/2023	6/30/2022	% Change
Net revenues	$1,050,721	$1,108,126	(5.2%)	$1,106,793	(5.1%)	$2,157,514	$2,224,653	(3.0%)
Net income	$134,352	$160,816	(16.5%)	$157,539	(14.7%)	$291,891	$334,365	(12.7%)
Preferred dividends	9,320	9,321	(0.0%)	9,320	0.0%	18,640	18,641	(0.0%)

Net income available to common shareholders	$125,032	$151,495	(17.5%)	$148,219	(15.6%)	$273,251	$315,724	(13.5%)
Earnings per diluted common share	$1.18	$1.37	(13.9%)	$1.36	(13.2%)	$2.55	$2.84	(10.2%)
Earnings per diluted common share available to common shareholders	$1.10	$1.29	(14.7%)	$1.28	(14.1%)	$2.38	$2.68	(11.2%)
Non-GAAP financial summary (1):
Net revenues	$1,050,721	$1,108,127	(5.2%)	$1,106,790	(5.1%)	$2,157,511	$2,224,714	(3.0%)
Net income	$145,576	$173,174	(15.9%)	$170,588	(14.7%)	$316,164	$358,081	(11.7%)
Preferred dividends	9,320	9,321	(0.0%)	9,320	0.0%	18,640	18,641	(0.0%)

Net income available to common shareholders	$136,256	163,853	(16.8%)	161,268	(15.5%)	297,524	339,440	(12.3%)
Earnings per diluted common share	$1.28	$1.48	(13.5%)	$1.48	(13.5%)	$2.76	$3.04	(9.2%)
Earnings per diluted common share available to common shareholders	$1.20	$1.40	(14.3%)	$1.40	(14.3%)	$2.59	$2.88	(10.1%)

Weighted average number of common shares outstanding:
Basic	107,944	109,083	(1.0%)	108,754	(0.7%)	108,360	109,144	(0.7%)
Diluted	113,864	117,400	(3.0%)	115,390	(1.3%)	114,658	117,838	(2.7%)
Period end common shares outstanding	104,889	106,166	(1.2%)	106,172	(1.2%)	104,889	106,166	(1.2%)
Cash dividends declared per common share	$0.36	$0.30	20.0%	$0.36	0.0%	$0.72	$0.60	20.0%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2023 Earnings Release	Page 2 of 18

GAAP Consolidated Results of Operations

	Three Months Ended					Six Months Ended
(Unaudited, 000s, except per share information)	6/30/2023	6/30/2022	% Change	3/31/2023	% Change	6/30/2023	6/30/2022	% Change
Revenues:
Commissions	$165,358	$186,681	(11.4%)	$169,550	(2.5%)	$334,908	$382,590	(12.5%)
Principal transactions	105,700	125,603	(15.8%)	115,522	(8.5%)	221,222	284,873	(22.3%)

Transactional revenues	271,058	312,284	(13.2%)	285,072	(4.9%)	556,130	667,463	(16.7%)
Capital raising	78,950	71,519	10.4%	60,816	29.8%	139,766	144,969	(3.6%)
Advisory	87,875	199,556	(56.0%)	151,063	(41.8%)	238,938	380,952	(37.3%)

Investment banking	166,825	271,075	(38.5%)	211,879	(21.3%)	378,704	525,921	(28.0%)
Asset management	320,264	331,264	(3.3%)	315,569	1.5%	635,833	672,900	(5.5%)
Other income	894	(1,917)	146.6%	(2,293)	139.0%	(1,399)	6,971	(120.1%)

Operating revenues	759,041	912,706	(16.8%)	810,227	(6.3%)	1,569,268	1,873,255	(16.2%)
Interest revenue	482,770	212,754	126.9%	451,564	6.9%	934,334	378,189	147.1%

Total revenues	1,241,811	1,125,460	10.3%	1,261,791	(1.6%)	2,503,602	2,251,444	11.2%
Interest expense	191,090	17,334	nm	154,998	23.3%	346,088	26,791	nm

Net revenues	1,050,721	1,108,126	(5.2%)	1,106,793	(5.1%)	2,157,514	2,224,653	(3.0%)

Non-interest expenses:
Compensation and benefits	615,667	652,709	(5.7%)	651,190	(5.5%)	1,266,857	1,326,400	(4.5%)
Occupancy and equipment rental	84,604	78,251	8.1%	82,140	3.0%	166,744	155,277	7.4%
Communication and office supplies	44,969	43,645	3.0%	46,136	(2.5%)	91,105	86,101	5.8%
Commissions and floor brokerage	14,112	15,106	(6.6%)	14,440	(2.3%)	28,552	30,993	(7.9%)
Provision for credit losses	7,824	12,785	(38.8%)	4,920	59.0%	12,744	21,025	(39.4%)
Other operating expenses	102,160	87,089	17.3%	98,084	4.2%	200,244	159,207	25.8%

Total non-interest expenses	869,336	889,585	(2.3%)	896,910	(3.1%)	1,766,246	1,779,003	(0.7%)
Income before income taxes	181,385	218,541	(17.0%)	209,883	(13.6%)	391,268	445,650	(12.2%)
Provision for income taxes	47,033	57,725	(18.5%)	52,344	(10.1%)	99,377	111,285	(10.7%)

Net income	134,352	160,816	(16.5%)	157,539	(14.7%)	291,891	334,365	(12.7%)
Preferred dividends	9,320	9,321	(0.0%)	9,320	0.0%	18,640	18,641	(0.0%)

Net income available to common shareholders	$125,032	$151,495	(17.5%)	$148,219	(15.6%)	$273,251	$315,724	(13.5%)

Earnings per common share:
Basic	$1.16	$1.39	(16.5%)	$1.36	(14.7%)	$2.52	$2.89	(12.8%)
Diluted	$1.10	$1.29	(14.7%)	$1.28	(14.1%)	$2.38	$2.68	(11.2%)
Weighted average number of common shares outstanding:
Basic	107,944	109,083	(1.0%)	108,754	(0.7%)	108,360	109,144	(0.7%)
Diluted	113,864	117,400	(3.0%)	115,390	(1.3%)	114,658	117,838	(2.7%)
Cash dividends declared per common share	$0.36	$0.30	20.0%	$0.36	0.0%	$0.72	$0.60	20.0%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2023 Earnings Release	Page 3 of 18

Non-GAAP Consolidated Results of Operations (1)

	Three Months Ended					Six Months Ended
(Unaudited, 000s, except per share information)	6/30/2023	6/30/2022	% Change	3/31/2023	% Change	6/30/2023	6/30/2022	% Change
Revenues:
Commissions	$165,358	$186,681	(11.4%)	$169,550	(2.5%)	$334,908	$382,590	(12.5%)
Principal transactions	105,700	125,603	(15.8%)	115,522	(8.5%)	221,222	284,873	(22.3%)

Transactional revenues	271,058	312,284	(13.2%)	285,072	(4.9%)	556,130	667,463	(16.7%)
Capital raising	78,950	71,519	10.4%	60,816	29.8%	139,766	144,969	(3.6%)
Advisory	87,875	199,556	(56.0%)	151,063	(41.8%)	238,938	380,952	(37.3%)

Investment banking	166,825	271,075	(38.5%)	211,879	(21.3%)	378,704	525,921	(28.0%)
Asset management	320,264	331,264	(3.3%)	315,569	1.5%	635,833	672,900	(5.5%)
Other income	894	(1,917)	146.6%	(2,293)	139.0%	(1,399)	6,971	(120.1%)

Operating revenues	759,041	912,706	(16.8%)	810,227	(6.3%)	1,569,268	1,873,255	(16.2%)
Interest revenue	482,770	212,754	126.9%	451,564	6.9%	934,334	378,189	147.1%

Total revenues	1,241,811	1,125,460	10.3%	1,261,791	(1.6%)	2,503,602	2,251,444	11.2%
Interest expense	191,090	17,333	nm	155,001	23.3%	346,091	26,730	nm

Net revenues	1,050,721	1,108,127	(5.2%)	1,106,790	(5.1%)	2,157,511	2,224,714	(3.0%)

Non-interest expenses:
Compensation and benefits	609,144	643,535	(5.3%)	641,937	(5.1%)	1,251,081	1,307,915	(4.3%)
Occupancy and equipment rental	84,579	77,884	8.6%	82,039	3.1%	166,618	154,893	7.6%
Communication and office supplies	44,965	43,621	3.1%	46,134	(2.5%)	91,099	86,069	5.8%
Commissions and floor brokerage	14,112	15,106	(6.6%)	14,440	(2.3%)	28,552	30,993	(7.9%)
Provision for credit losses	7,824	12,785	(38.8%)	4,920	59.0%	12,744	21,025	(39.4%)
Other operating expenses	93,568	79,864	17.2%	90,051	3.9%	183,619	146,525	25.3%

Total non-interest expenses	854,192	872,795	(2.1%)	879,521	(2.9%)	1,733,713	1,747,420	(0.8%)
Income before income taxes	196,529	235,332	(16.5%)	227,269	(13.5%)	423,798	477,294	(11.2%)
Provision for income taxes	50,953	62,158	(18.0%)	56,681	(10.1%)	107,634	119,213	(9.7%)

Net income	145,576	173,174	(15.9%)	170,588	(14.7%)	316,164	358,081	(11.7%)
Preferred dividends	9,320	9,321	(0.0%)	9,320	0.0%	18,640	18,641	(0.0%)

Net income available to common shareholders	$136,256	$163,853	(16.8%)	$161,268	(15.5%)	$297,524	$339,440	(12.3%)

Earnings per common share:
Basic	$1.26	$1.50	(16.0%)	$1.48	(14.9%)	$2.75	$3.11	(11.6%)
Diluted	$1.20	$1.40	(14.3%)	$1.40	(14.3%)	$2.59	$2.88	(10.1%)
Weighted average number of common shares outstanding:
Basic	107,944	109,083	(1.0%)	108,754	(0.7%)	108,360	109,144	(0.7%)
Diluted	113,864	117,400	(3.0%)	115,390	(1.3%)	114,658	117,838	(2.7%)
Cash dividends declared per common share	$0.36	$0.30	20.0%	$0.36	0.0%	$0.72	$0.60	20.0%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2023 Earnings Release	Page 4 of 18

Consolidated Financial Summary

	Three Months Ended					Six Months Ended
(Unaudited, 000s)	6/30/2023	6/30/2022	% Change	3/31/2023	% Change	6/30/2023	6/30/2022	% Change
Net revenues:
Global Wealth Management	$758,190	$697,980	8.6%	$757,186	0.1%	$1,515,376	$1,379,705	9.8%
Institutional Group	276,244	411,364	(32.8%)	332,613	(16.9%)	608,857	842,727	(27.8%)
Other	16,287	(1,218)	nm	16,994	(4.2%)	33,281	2,221	nm

Total net revenues	$1,050,721	$1,108,126	(5.2%)	$1,106,793	(5.1%)	$2,157,514	$2,224,653	(3.0%)
Operating expenses:
Global Wealth Management	$458,286	$452,828	1.2%	$441,077	3.9%	$899,363	$909,140	(1.1%)
Institutional Group	289,139	338,372	(14.5%)	298,893	(3.3%)	588,032	673,107	(12.6%)
Other	121,911	98,385	23.9%	156,940	(22.3%)	278,851	196,756	41.7%

Total operating expenses	$869,336	$889,585	(2.3%)	$896,910	(3.1%)	$1,766,246	$1,779,003	(0.7%)
Operating contribution:
Global Wealth Management	$299,904	$245,152	22.3%	$316,109	(5.1%)	$616,013	$470,565	30.9%
Institutional Group	(12,895)	72,992	(117.7%)	33,720	(138.2%)	20,825	169,620	(87.7%)
Other	(105,624)	(99,603)	6.0%	(139,946)	(24.5%)	(245,570)	(194,535)	26.2%

Income before income taxes	$181,385	$218,541	(17.0%)	$209,883	(13.6%)	$391,268	$445,650	(12.2%)
Financial ratios:
Compensation and benefits	58.6%	58.9%	(30)	58.8%	(20)	58.7%	59.6%	(90)
Non-compensation operating expenses	24.1%	21.4%	270	22.2%	190	23.2%	20.4%	280
Income before income taxes	17.3%	19.7%	(240)	19.0%	(170)	18.1%	20.0%	(190)
Effective tax rate	25.9%	26.4%	(50)	24.9%	100	25.4%	25.0%	40

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2023 Earnings Release	Page 5 of 18

Consolidated Financial Information and Metrics

	As of and for the Three Months Ended
(Unaudited, 000s, except per share data)	6/30/2023	6/30/2022	% Change	3/31/2023	% Change
Financial Information:
Total assets	$37,298,239	$36,476,441	2.3%	$38,597,653	(3.4%)
Total shareholders’ equity	$5,342,987	$5,124,737	4.3%	$5,327,392	0.3%
Total common equity	$4,657,987	$4,439,737	4.9%	$4,642,392	0.3%
Goodwill and intangible assets	$(1,509,431)	$(1,444,158)	4.5%	$(1,512,400)	(0.2%)
DTL on goodwill and intangible assets	$65,651	$58,731	11.8%	$63,455	3.5%

Tangible common equity	$3,214,207	$3,054,310	5.2%	$3,193,447	0.7%
Preferred equity	$685,000	$685,000	0.0%	$685,000	0.0%
Financial Metrics:
Book value per common share (2)	$44.41	$41.82	6.2%	$43.73	1.6%
Tangible book value per common share (2)	$30.64	$28.77	6.5%	$30.08	1.9%
Return on common equity (3)	10.7%	13.7%		12.7%
Non-GAAP return on common equity (1)(3)	11.6%	14.8%		13.9%
Return on tangible common equity (4)	15.5%	20.0%		18.3%
Non-GAAP return on tangible common equity (1)(4)	16.8%	21.6%		19.9%
Pre-tax margin on net revenues	17.3%	19.7%		19.0%
Non-GAAP pre-tax margin on net revenues (1)	18.7%	21.2%		20.5%
Effective tax rate	25.9%	26.4%		24.9%
Non-GAAP effective tax rate (1)	25.9%	26.4%		24.9%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2023 Earnings Release	Page 6 of 18

Regulatory Capital

(Unaudited, 000s)	6/30/2023	6/30/2022	% Change	3/31/2023	% Change
SF Regulatory Capital (5):
Common equity tier 1 capital	$3,314,189	$3,151,794	5.2%	$3,280,309	1.0%
Tier 1 capital	$3,999,189	$3,836,794	4.2%	$3,965,309	0.9%
Risk-weighted assets	$23,164,622	$21,281,241	8.8%	$23,533,555	(1.6%)
Common equity tier 1 capital ratio	14.3%	14.8%		13.9%
Tier 1 risk based capital ratio	17.3%	18.0%		16.8%
Tier 1 leverage capital ratio	11.1%	11.2%		10.9%
Stifel Bank & Trust Regulatory Capital (5):
Common equity tier 1 capital	$1,513,202	$1,482,526	2.1%	$1,590,068	(4.8%)
Tier 1 capital	$1,513,202	$1,482,526	2.1%	$1,590,068	(4.8%)
Risk-weighted assets	$13,967,711	$13,783,486	1.3%	$14,462,065	(3.4%)
Common equity tier 1 capital ratio	10.8%	10.8%		11.0%
Tier 1 risk based capital ratio	10.8%	10.8%		11.0%
Tier 1 leverage capital ratio	7.5%	7.1%		7.5%
Stifel Bank Regulatory Capital (5):
Common equity tier 1 capital	$639,967	$346,827	84.5%	$596,152	7.3%
Tier 1 capital	$639,967	$346,827	84.5%	$596,152	7.3%
Risk-weighted assets	$5,145,958	$2,970,926	73.2%	$4,548,287	13.1%
Common equity tier 1 capital ratio	12.4%	11.7%		13.1%
Tier 1 risk based capital ratio	12.4%	11.7%		13.1%
Tier 1 leverage capital ratio	7.1%	7.2%		7.5%
Stifel Net Capital (5):
Net capital	$456,500	$627,100	(27.2%)	$514,500	(11.3%)
Excess net capital	$433,900	$596,500	(27.3%)	$491,500	(11.7%)

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2023 Earnings Release	Page 7 of 18

Global Wealth Management - Summary Results of Operations

	Three Months Ended					Six Months Ended
(Unaudited, 000s)	6/30/2023	6/30/2022	% Change	3/31/2023	% Change	6/30/2023	6/30/2022	% Change
Revenues:
Commissions	$109,836	$122,004	(10.0%)	$110,191	(0.3%)	$220,027	$252,780	(13.0%)
Principal transactions	48,122	48,466	(0.7%)	51,064	(5.8%)	99,186	94,010	5.5%

Transactional revenues	157,958	170,470	(7.3%)	161,255	(2.0%)	319,213	346,790	(8.0%)
Asset management	320,238	331,243	(3.3%)	315,537	1.5%	635,775	672,856	(5.5%)
Net interest	277,345	195,828	41.6%	281,932	(1.6%)	559,277	352,588	58.6%
Investment banking (6)	4,065	5,056	(19.6%)	4,158	(2.2%)	8,223	10,203	(19.4%)
Other income	(1,416)	(4,617)	69.3%	(5,696)	75.1%	(7,112)	(2,732)	(160.3%)

Net revenues	758,190	697,980	8.6%	757,186	0.1%	1,515,376	1,379,705	9.8%
Non-interest expenses:
Compensation and benefits	354,086	349,368	1.4%	342,423	3.4%	696,509	714,361	(2.5%)
Non-compensation operating expenses	104,200	103,460	0.7%	98,654	5.6%	202,854	194,779	4.1%

Total non-interest expenses	458,286	452,828	1.2%	441,077	3.9%	899,363	909,140	(1.1%)

Income before income taxes	$299,904	$245,152	22.3%	$316,109	(5.1%)	$616,013	$470,565	30.9%

As a percentage of net revenues:
Compensation and benefits	46.7%	50.1%	(340)	45.2%	150	46.0%	51.8%	(580)
Non-compensation operating expenses	13.7%	14.8%	(110)	13.1%	60	13.3%	14.1%	(80)
Income before income taxes	39.6%	35.1%	450	41.7%	(210)	40.7%	34.1%	660

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2023 Earnings Release	Page 8 of 18

Global Wealth Management - Statistical Information

	As of and for the Three Months Ended
(Unaudited, 000s, except financial advisors)	6/30/2023	6/30/2022	% Change	3/31/2023	% Change
Financial advisors (including independent contractors) (7)	2,369	2,330	1.7%	2,350	0.8%
Total client assets	$417,669,000	$377,591,000	10.6%	$405,988,000	2.9%
Fee-based client assets	$154,538,000	$141,223,000	9.4%	$149,541,000	3.3%
Transactional assets	$263,131,000	$236,368,000	11.3%	$256,447,000	2.6%
Secured client lending (8)	$3,163,000	$4,045,000	(21.8%)	$3,393,000	(6.8%)
Asset Management Revenue (000s):
Private Client Group (9)	$266,510	$282,207	(5.6%)	$259,491	2.7%
Asset Management	33,154	32,511	2.0%	32,241	2.8%
Third-party Bank Sweep Program	7,452	3,841	94.0%	11,261	(33.8%)
Other (10)	13,148	12,705	3.5%	12,576	4.5%

Total asset management revenues	$320,264	$331,264	(3.3%)	$315,569	1.5%
Fee-based Assets (millions):
Private Client Group (9)	$135,606	$123,832	9.5%	$131,483	3.1%
Asset Management	34,766	31,288	11.1%	33,409	4.1%
Elimination (11)	(15,834)	(13,897)	13.9%	(15,351)	3.1%

Total fee-based assets	$154,538	$141,223	9.4%	$149,541	3.3%
Third-party Bank Sweep Program	$657	$1,666	(60.6%)	$915	(28.2%)
ROA (bps) (12):
Private Client Group (9)	81.1	81.7		82.3
Asset Management	38.1	41.6		38.6
Third-party Bank Sweep Program	362.3	41.3		303.9
Stifel Bancorp Deposits (millions):
Sweep Deposits	$12,293	$23,804	(48.4%)	$14,057	(12.5%)
Smart Rate Deposits	11,858	929	nm	10,778	10.0%
Direct Wealth Management Deposits at Stifel Bancorp	319	20	nm	189	68.8%

Total Stifel Bancorp Wealth Management Deposits	24,470	24,753	(1.1%)	25,024	(2.2%)
Other Bank Deposits	2,535	1,256	101.8%	3,301	(23.2%)

Total Stifel Bancorp Deposits	$27,005	$26,009	3.8%	$28,325	(4.7%)

Short-term Treasuries (millions) (13)	$7,104	$2,048	246.9%	$6,617	7.4%
Wealth Management Cash (millions):
Stifel Bancorp Wealth Management Deposits	$24,470	$24,753	(1.1%)	$25,024	(2.2%)
Third-party Bank Sweep Program	657	1,666	(60.6%)	915	(28.2%)
Other Sweep Cash	284	360	(21.1%)	252	12.7%
Money Market Mutual Funds	8,034	5,860	37.1%	7,434	8.1%

Total Wealth Management Cash	$33,445	$32,639	2.5%	$33,625	(0.5%)

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2023 Earnings Release	Page 9 of 18

Institutional Group - Summary Results of Operations

	Three Months Ended					Six Months Ended
(Unaudited, 000s)	6/30/2023	6/30/2022	% Change	3/31/2023	% Change	6/30/2023	6/30/2022	% Change
Revenues:
Commissions	$55,522	$64,677	(14.2%)	$59,359	(6.5%)	$114,881	$129,810	(11.5%)
Principal transactions	57,578	77,137	(25.4%)	64,458	(10.7%)	122,036	190,863	(36.1%)

Transactional revenues	113,100	141,814	(20.2%)	123,817	(8.7%)	236,917	320,673	(26.1%)
Capital raising	74,886	66,463	12.7%	56,658	32.2%	131,544	134,766	(2.4%)
Advisory	86,595	199,556	(56.6%)	151,063	(42.7%)	237,658	380,952	(37.6%)

Investment banking	161,481	266,019	(39.3%)	207,721	(22.3%)	369,202	515,718	(28.4%)
Other income (14)	1,663	3,531	(52.9%)	1,075	54.7%	2,738	6,336	(56.8%)

Net revenues	276,244	411,364	(32.8%)	332,613	(16.9%)	608,857	842,727	(27.8%)
Non-interest expenses:
Compensation and benefits	194,158	244,711	(20.7%)	205,905	(5.7%)	400,063	497,058	(19.5%)
Non-compensation operating expenses	94,981	93,661	1.4%	92,988	2.1%	187,969	176,049	6.8%

Total non-interest expenses	289,139	338,372	(14.5%)	298,893	(3.3%)	588,032	673,107	(12.6%)

Income/(loss) before income taxes	$(12,895)	$72,992	(117.7%)	$33,720	(138.2%)	$20,825	$169,620	(87.7%)

As a percentage of net revenues:
Compensation and benefits	70.3%	59.5%	1,080	61.9%	840	65.7%	59.0%	670
Non-compensation operating expenses	34.4%	22.8%	1,160	28.0%	640	30.9%	20.9%	1,000
Income before income taxes	(4.7%)	17.7%	(2,240)	10.1%	(1,480)	3.4%	20.1%	(1,670)

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2023 Earnings Release	Page 10 of 18

Stifel Bancorp - Financial Information and Credit Metrics

(Unaudited, 000s)	6/30/2023	6/30/2022	% Change	3/31/2023	% Change
Stifel Bancorp Financial Information:
Total assets	$29,260,431	$27,957,299	4.7%	$30,701,371	(4.7%)
Total shareholder’s equity	$2,148,221	$1,840,273	16.7%	$2,199,821	(2.3%)
Total loans, net (includes loans held for sale)	$20,562,492	$19,271,862	6.7%	$20,935,133	(1.8%)
Residential real estate	7,708,506	6,607,825	16.7%	7,494,788	2.9%
Commercial and industrial	4,471,031	4,862,673	(8.1%)	4,755,664	(6.0%)
Fund banking	4,349,541	3,484,737	24.8%	4,623,423	(5.9%)
Securities-based loans	2,399,328	2,993,552	(19.9%)	2,558,343	(6.2%)
Commercial real estate	677,521	629,459	7.6%	663,325	2.1%
Construction and land	772,571	432,039	78.8%	644,800	19.8%
Other	154,469	148,335	4.1%	159,101	(2.9%)
Loans held for sale	224,017	288,676	(22.4%)	225,365	(0.6%)
Investment securities	$7,532,175	$7,761,115	(2.9%)	$7,607,385	(1.0%)
Available-for-sale securities, at fair value	1,582,418	1,879,904	(15.8%)	1,624,458	(2.6%)
Held-to-maturity securities, at amortized cost	5,949,757	5,881,211	1.2%	5,982,927	(0.6%)
Unrealized losses on available-for-sale securities	(215,038)	(173,910)	23.6%	(196,621)	9.4%
Total deposits	$27,004,807	$26,009,300	3.8%	$28,325,327	(4.7%)
Demand deposits (interest-bearing)	26,744,730	25,670,438	4.2%	27,862,336	(4.0%)
Demand deposits (non-interest-bearing)	260,075	319,682	(18.6%)	456,091	(43.0%)
Certificates of deposit	2	19,180	nm	6,900	nm

Credit Metrics:
Allowance for credit losses	$160,132	$139,553	14.7%	$152,906	4.7%
Allowance as a percentage of retained loans	0.78%	0.73%		0.73%
Net charge-offs as a percentage of average loans	0.00%	0.00%		0.00%
Total nonperforming assets	$11,420	$29,430	(61.2%)	$10,749	6.2%
Nonperforming assets as a percentage of total assets	0.04%	0.11%		0.04%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2023 Earnings Release	Page 11 of 18

Stifel Bancorp - Loan and Investment Portfolio

(Unaudited, millions)	6/30/2023	% of Total Portfolio
Loan Portfolio			Commercial Portfolio by Major Sector
Residential real estate	$7,709	29%	Industrials	$1,062	4%
Securities-based loans	2,399	9%	Financials	897	3%
Home equity lines of credit and other	154	1%	Consumer discretionary	605	2%

Total consumer	10,262	38%	Information technology	604	2%

Commercial and industrial	4,471	17%	Healthcare	303	1%
Fund banking	4,350	16%	Materials	257	1%
Construction and land	773	3%	REITs	255	1%
Commercial real estate	677	3%	Communication services	184	1%

Total commercial	10,271	38%	Hotel, leisure, restaurants	142	1%

Total loan portfolio	20,533	76%	Consumer staples	119	0%

Unfunded commitments	6,402	24%

Total	$26,935

			CLO by Major Sector
			High tech industries	$604	10%
Investment Portfolio			Healthcare & pharmaceuticals	601	10%
CLO	$5,919	76%	Services: business	533	9%
Agency MBS	900	12%	Banking, finance, insurance, & real estate	513	9%
Corporate bonds	622	8%	Construction & building	257	4%
SBA	139	2%	Services: consumer	250	4%
Student loan ARS	93	1%	Chemicals, plastics, & rubber	249	4%
CMBS	70	1%	Media: broadcasting & subscription	248	4%
Other	4	0%	Hotel, gaming, & leisure	240	4%

Total Portfolio	$7,747	100%	Telecommunications	240	4%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2023 Earnings Release	Page 12 of 18

Loans and Lending Commitments - Allowance for Credit Losses

	June 30, 2023
(Unaudited, 000s)	Loans and Lending Commitments	ACL	ACL %	Q2 Provision
Residential real estate	$7,708,506	$14,413	0.2%	$(8,283)
Commercial and industrial	4,471,031	66,377	1.5%	11,241
Fund banking	4,349,541	12,178	0.3%	(765)
Securities-based loans	2,399,328	3,086	0.1%	(31)
Commercial real estate	677,521	13,429	2.0%	1,863
Construction and land	772,571	12,645	1.6%	2,328
Other	154,469	553	0.4%	(236)

Loans held for investment, gross	20,532,967	122,681	0.6%	6,117
Loans held for sale	224,017

Total loans, gross	20,756,984
Lending commitments	6,402,000	37,451	0.6%	1,707

Loans and lending commitments	$27,158,984	$160,132		$7,824

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2023 Earnings Release	Page 13 of 18

Consolidated Net Interest Income

	Three Months Ended
	June 30, 2023			June 30, 2022			March 31, 2023
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$2,015.4	$25.0	4.96%	$1,106.4	$2.9	1.05%	$1,989.5	$22.7	4.57%
Financial instruments owned	864.7	4.6	2.14%	1,171.1	4.1	1.39%	877.7	3.7	1.70%
Margin balances	795.6	15.4	7.72%	1,105.7	8.7	3.16%	831.2	14.9	7.16%
Investments:
Asset-backed securities	6,162.8	106.5	6.91%	5,728.1	36.3	2.53%	6,202.4	98.8	6.37%
Mortgage-backed securities	974.9	5.4	2.20%	991.3	4.7	1.89%	986.6	5.4	2.18%
Corporate fixed income securities	622.5	4.3	2.77%	756.2	5.0	2.68%	637.5	4.1	2.61%
Other	4.7	—	2.55%	4.8	—	1.72%	4.7	—	2.55%

Total investments	7,764.9	116.2	5.99%	7,480.4	46.0	2.46%	7,831.2	108.3	5.53%
Loans:
Residential real estate	7,605.8	57.2	3.01%	6,301.8	39.5	2.51%	7,446.1	53.5	2.87%
Commercial and industrial	4,715.2	96.7	8.21%	4,805.7	50.9	4.24%	4,816.3	94.3	7.83%
Fund banking	4,403.6	82.9	7.53%	3,369.6	27.0	3.21%	4,396.4	76.3	6.94%
Securities-based loans	2,469.1	43.0	6.96%	2,972.2	20.7	2.79%	2,638.0	42.5	6.44%
Commercial real estate	688.3	13.1	7.59%	592.3	4.9	3.32%	666.8	10.9	6.57%
Construction and land	702.3	14.2	8.07%	431.9	4.1	3.76%	612.6	11.5	7.49%
Loans held for sale	178.9	3.0	6.72%	293.3	1.9	2.55%	206.3	3.4	6.53%
Other	161.6	2.9	7.65%	130.8	1.4	4.17%	153.9	2.7	7.12%

Total loans	20,924.8	313.0	5.98%	18,897.6	150.4	3.18%	20,936.4	295.1	5.64%
Other interest-bearing assets	718.2	8.6	4.76%	1,149.5	0.7	0.24%	797.3	6.9	3.45%

Total interest-bearing assets/ interest income	33,083.6	482.8	5.84%	30,910.7	212.8	2.75%	33,263.3	451.6	5.43%
Interest-bearing liabilities:
Senior notes	1,114.9	12.5	4.49%	1,113.8	11.3	4.05%	1,114.6	12.5	4.49%
Deposits	27,223.3	171.4	2.52%	24,231.9	3.6	0.06%	27,138.0	137.3	2.02%
Other interest-bearing liabilities	1,181.3	7.2	2.45%	2,032.8	2.4	0.48%	1,170.5	5.2	1.78%

Total interest-bearing liabilities/ interest expense	$29,519.5	191.1	2.59%	$27,378.5	17.3	0.25%	$29,423.1	155.0	2.11%

Net interest income/margin		$291.7	3.53%		$195.5	2.53%		$296.6	3.57%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2023 Earnings Release	Page 14 of 18

Stifel Bancorp Net Interest Income

	Three Months Ended
	June 30, 2023			June 30, 2022			March 31, 2023
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$1,128.4	$15.0	5.31%	$453.1	$1.0	0.87%	$916.1	$11.2	4.91%
Investments	7,764.9	116.2	5.99%	7,480.4	46.0	2.46%	7,831.2	108.3	5.53%
Loans	20,924.8	313.0	5.98%	18,897.6	150.4	3.18%	20,936.4	295.1	5.64%
Other interest-bearing assets	62.9	0.7	4.13%	68.1	0.8	4.67%	57.4	0.6	3.86%

Total interest-bearing assets/ interest income	$29,881.0	$444.9	5.96%	$26,899.2	$198.2	2.95%	$29,741.1	$415.2	5.58%
Interest-bearing liabilities:
Deposits	$27,223.3	$171.4	2.52%	$24,231.9	$3.6	0.06%	$27,138.0	$137.3	2.02%
Other interest-bearing liabilities	0.8	0.1	50.62%	369.5	0.8	0.90%	6.4	0.1	6.62%

Total interest-bearing liabilities/ interest expense	$27,224.1	171.5	2.52%	$24,601.4	4.4	0.07%	$27,144.4	137.4	2.02%

Net interest income/margin		$273.4	3.66%		$193.8	2.88%		$277.8	3.74%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2023 Earnings Release	Page 15 of 18

GAAP to Core Reconciliation

	Three Months Ended					Six Months Ended
(Unaudited, 000s)	6/30/2023	6/30/2022	Change	3/31/2023	Change	6/30/2023	6/30/2022	Change
GAAP net revenues	$1,050,721	$1,108,126		$1,106,793		$2,157,514	$2,224,653
Non-GAAP adjustments	—	1		(3)		(3)	61

Non-GAAP net revenues	1,050,721	1,108,127		1,106,790		2,157,511	2,224,714

GAAP compensation and benefits expense	615,667	652,709		651,190		1,266,857	1,326,400
Merger-related (15)	(6,523)	(9,174)		(9,253)		(15,776)	(18,485)

Non-GAAP compensation and benefits expense	609,144	643,535		641,937		1,251,081	1,307,915

GAAP non-compensation operating expenses	253,669	236,876		245,720		499,389	452,603
Merger-related (15)	(8,621)	(7,616)		(8,136)		(16,757)	(13,098)

Non-GAAP non-compensation operating expenses	245,048	229,260		237,584		482,632	439,505

Total merger-related adjustments	(15,144)	(16,791)		(17,386)		(32,530)	(31,644)

GAAP provision for income taxes	47,033	57,725		52,344		99,377	111,285
Merger-related and other (15)	3,920	4,433		4,337		8,257	7,928

Non-GAAP provision for income taxes	50,953	62,158		56,681		107,634	119,213

Financial ratios:
Compensation and benefits	58.0%	58.1%	(10)	58.0%	—	58.0%	58.8%	(80)
Non-compensation operating expenses	23.3%	20.7%	260	21.5%	180	22.4%	19.7%	270
Income before income taxes	18.7%	21.2%	(250)	20.5%	(180)	19.6%	21.5%	(190)
Effective tax rate	25.9%	26.4%	(50)	24.9%	100	25.4%	25.0%	40

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2023 Earnings Release	Page 16 of 18

Footnotes

(1)	Please refer to the GAAP to Core Reconciliation for a reconciliation of the Company’s GAAP results to these non-GAAP measures.
(2)

Book value per common share represents shareholders’ equity (excluding preferred stock) divided by period end common shares outstanding. Tangible book value per share represents tangible common shareholders’ equity (defined below) divided by period end common shares outstanding.

(3)

Return on average common equity (“ROCE”) is calculated by dividing annualized net income applicable to common shareholders by average common shareholders’ equity or, in the case of non-GAAP ROCE, calculated by dividing non-GAAP net income applicable to commons shareholders by average common shareholders’ equity.

(4)

Return on average tangible common equity (“ROTCE”) is calculated by dividing annualized net income applicable to common shareholders by average tangible common equity or, in the case of non-GAAP ROTCE, calculated by dividing non-GAAP net income applicable to common shareholders by average tangible common equity. Tangible common equity, also a non-GAAP financial measure, equals total common shareholders’ equity less goodwill and identifiable intangible assets and the deferred taxes on goodwill and intangible assets. Average deferred taxes on goodwill and intangible assets was $64.6 million, $57.4 million, and $62.3 million, as of June 30, 2023 and 2022, and March 31, 2023, respectively.

(5)	Regulatory capital amounts and ratios are estimates as of the date of the Company’s earnings release, July 26, 2023.
(6)	Includes capital raising and advisory fee revenues.
(7)	Includes independent contractors of 109, 100, and 102 as of June 30, 2023 and 2022, and March 31, 2023, respectively.
(8)	Includes client margin balances held by the Company’s broker-dealer subsidiaries and securities-based loans held at the Company’s bank subsidiaries.
(9)	Includes Private Client Group and Trust Business.
(10)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.
(11)	Asset management assets managed in Private Client Group or Trust accounts.
(12)	Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average quarterly balances for Individual Program Banks.
(13)	Represents client assets in Treasury Securities with maturities of 52 weeks or less.
(14)	Includes net interest, asset management, and other income.
(15)

Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards, debentures, and promissory notes issued as retention, additional earn-out expense, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2023 Earnings Release	Page 17 of 18

Disclaimer and Legal Notice

Forward-Looking Statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.

All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Use of Non-GAAP Financial Measures

The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure.

Legal Notice

This Financial Supplement contains financial, statistical, and business-related information, as well as business and segment trends. The information should be read in conjunction with the Company’s second quarter earnings release issued July 26, 2023.

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2023 Earnings Release	Page 18 of 18